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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                   May 2, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                        0-15190                13-3159796
-------------------------------         -----------          -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
        incorporation)                  File Number)         Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (631) 962-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 2, 2005, OSI Pharmaceuticals, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2005. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

         The information under this item and Exhibit 99.1 attached hereto is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except if the Company specifically states that the information and the Exhibit is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

ITEM 8.01 OTHER EVENTS

         On May 2, 2005, OSI issued a press release announcing the filing of a supplemental New Drug Application with the U.S. Food and Drug Administration for the use of Tarceva(TM) (erlotinib) plus gemcitabine chemotherapy for the treatment of advanced pancreatic cancer in patients who have not received any prior treatment. The press release is attached hereto as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

         On May 3, 2005, the Company held a webcast conference call regarding its financial results for the quarter ended March 31, 2005 as well as an update on the Company's business. A textual representation of certain portions of the conference call is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01 EXHIBITS


     EXHIBIT NO.                              DESCRIPTION
----------------------- --------------------------------------------------------
         99.1           Press release, dated May 2, 2005.

         99.2           Press release, dated May 2, 2005.

         99.3 Textual representation of certain portions of the webcast conference call held on May 3, 2005


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    May 6, 2005                   OSI PHARMACEUTICALS, INC.


                                       By: /s/ Robert L. Van Nostrand
                                           -------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)


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                                  EXHIBIT INDEX


     EXHIBIT NO.                            DESCRIPTION
----------------------- --------------------------------------------------------
         99.1           Press release, dated May 2, 2005.

         99.2           Press release, dated May 2, 2005.

         99.3 Textual representation of certain portions of the webcast conference call held on May 3, 2005